UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2008

U.S. Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Nicollet Mall, Minneapolis, Minnesota		55402
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-466-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

On December 9, 2008, U.S. Bancorp (the "Company") entered into an amendment (the "Amendment") to the Amended and Restated Rights Agreement, dated as of December 31, 2002, by and between the Company and Mellon Investor Services LLC, as Rights Agent (the "Rights Agreement").

The Amendment changes the final expiration date of the Series A Junior Participating Preferred Stock purchase rights (the "Rights") issued pursuant to the Rights Agreement from February 27, 2011, to December 9, 2008. Accordingly, the Rights expired at the close of business on December 9, 2008, and the Rights Agreement has been terminated and is of no further force and effect. The Rights will be de-listed from the New York Stock Exchange and de-registered under the Securities Exchange Act of 1934, as amended. A copy of the Amendment is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth in each of Item 1.02 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the termination of the Rights Agreement, on December 9, 2008, the Company filed a Certificate of Elimination (the "Certificate of Elimination") with the Secretary of State of the State of Delaware to eliminate all references in the Company’s Restated Certificate of Incorporation to the Company’s Series A Junior Participating Preferred Stock. A copy of the Certificate of Elimination is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference in response to this Item 5.03.

Item 8.01 Other Events.

On December 8, 2008, the Credit and Finance Committee of the Company’s Board of Directors approved a new common stock repurchase program to replace the Company’s expiring share repurchase program. Under the new authorization, the Company may repurchase up to 20,000,000 shares of its common stock in connection with the administration of its employee benefits plans in the ordinary course of business (including purchases to offset dilution resulting from such plans) solely to the extent permitted under the terms of the Capital Purchase Program under the Troubled Asset Relief Program with the United States Department of the Treasury. The new repurchase program expires on December 31, 2010, or on such earlier date as the Chief Financial Officer of the Company may determine.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Certificate of Elimination of Series A Junior Participating Preferred Stock.

4.1 First Amendment, dated as of December 9, 2008, to Amended and Restated Rights Agreement, dated as of December 31, 2002, between U.S. Bancorp and Mellon Investor Services LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Bancorp

December 9, 2008	By:	Lee R. Mitau

Name: Lee R. Mitau
Title: Executive Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock.
4.1	First Amendment, dated as of December 9, 2008, to Amended and Restated Rights Agreement, dated as of December 31, 2002, between U.S. Bancorp and Mellon Investor Services LLC